UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    December 14, 2016

PARK ELECTROCHEMICAL CORP.
(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville,	New York	11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code	(631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(f).	Determination of Cash Bonus Awards for Fiscal Year 2016.

On December 14, 2016, the Compensation Committee of the Board of Directors of Park Electrochemical Corp. (the "Company") approved cash bonus awards for the Company's executive officers identified below for the fiscal year ended February 28, 2016. Other compensation for fiscal year 2016 was previously reported by the Company in the Summary Compensation Table beginning on page 13 of the definitive proxy statement, dated June 16, 2016, for its 2016 Annual Meeting of Shareholders on July 19, 2016 (filed with the Securities and Exchange Commission on June 16, 2016) (the "Proxy Statement"). As of the filing of the Proxy Statement, cash bonuses for executive officers had not been determined and, therefore, were omitted from the Summary Compensation Table included in the Proxy Statement. Pursuant to Item 5.02(f) of Form 8-K, the cash bonus awards for the named executive officers for fiscal year 2015 are set forth below.

	Fiscal 2016
Name and Principal Position	Cash Bonus Award	Total Compensation

Brian E. Shore	$-0-	$482,360
Chairman of the Board and Chief Executive Officer
P. Matthew Farabaugh	15,000	232,839
Senior Vice President and Chief Financial Officer
Christopher T. Mastrogiacomo	35,000	489,641
President and Chief Operating Officer
Stephen E. Gilhuley	10,000	273,330
Executive Vice President-Administration and Secretary
Constantine Petropoulos	10,000	353,701
Vice President and General Counsel

Total compensation in the table above consists of salaries, bonuses, the grant date fair values of stock options granted to each of the named executive officers and the amounts of the Company’s annual profit sharing contributions to the Company’s Employees’ Profit Sharing and 401(k) Retirement Savings Plan.

Mr. Shore’s compensation shown in the table above for the 2016 fiscal year consisted of salary of $357,760 and the fair value of stock options granted for the 2016 fiscal year of $ 124,600.

As reported in the Proxy Statement, Mr. Shore has declined to accept the Compensation Committee’s offer of a salary increase and a bonus each year since the Company’s 2001 fiscal year, except for bonuses for the 2008 through 2014 fiscal years, which he donated in their entirety to charity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: December 20, 2016	By:	/s/ Stephen E. Gilhuley
	Name:	Stephen E. Gilhuley
	Title:	Executive Vice President-Administration and Secretary